SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report: April 30, 2004
                (Date of earliest event reported)

             FIRST HORIZON ASSET SECURITIES INC., (as
       depositor under the Pooling and Servicing Agreement,
      dated as of April 1, 2004, providing for the issuance
    of the First Horizon Mortgage Pass-Through Trust 2004-AR2,
      Mortgage Pass-Through Certificates, Series 2004-AR2).

               FIRST HORIZON ASSET SECURITIES INC.
     (Exact name of Registrant as specified in its charter)


      Delaware             333-110100           75-2808384
     (State of        (Commission File No.)  (I.R.S. Employer
   Incorporation)                            Identification No.)




            4000 Horizon Way
              Irving, Texas                             75063
(Address of Principal executive offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.   Other Events.
          ------------

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on April 28, 2004, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-AR2 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of April 30, 2004 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, adjustable rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

     On April 30, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of April 1, 2004 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $211,665,100 have been sold by the Registrant to
(i) Citigroup Global Markets Inc. ("Citigroup") pursuant to an Underwriting Agreement dated as of December 20, 2001 (the "Citigroup Underwriting Agreement"), as supplemented by a Terms Agreement dated as of April 23, 2004, each by and among Citigroup, the Registrant and FHHLC and (ii) UBS Securities LLC ("UBS") pursuant to an Underwriting Agreement dated as of July 24, 2002 (the "UBS Underwriting Agreement"), as supplemented by a Terms Agreement dated as of April 23, 2004, each by and among UBS, the Registrant and FHHLC. The Citigroup Underwriting Agreement and the UBS Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------

              1.1 Underwriting Agreement dated as of December 20, 2001, by and among Citigroup, the Registrant and FHHLC*

              1.2      Underwriting Agreement dated as of July 24,
                       2002, by and among UBS, the Registrant and FHHLC**

              4.1 Pooling and Servicing Agreement dated as of April 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

             10.1 Mortgage Loan Purchase Agreement dated as of April 30, 2004, by and between FHHLC, as Seller, and the Registrant, as Purchaser















     * Previously filed with the Commission on January 7, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     **   Previously filed with the Commission on August 6, 2002, as
          Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)

                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FIRST HORIZON ASSET SECURITIES INC.



May 14, 2004               By:  /s/ Wade Walker
                              ----------------------------------
                              Wade Walker
                              Senior Vice President - Asset
                                Securitization

                        INDEX TO EXHIBITS


    Exhibit No.
    -----------

        1.1       Underwriting Agreement dated as of December 20,
                  2001, by and among Citigroup, the Registrant and FHHLC*

        1.2       Underwriting Agreement dated as of July 24,
                  2002, by and among UBS, the Registrant and FHHLC**

        4.1 Pooling and Servicing Agreement dated as of April 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The
                  Bank of New York, as Trustee

        10.1      Mortgage Loan Purchase Agreement dated as of
                  April 30, 2004, by and between FHHLC, as Seller, and the Registrant, as Purchaser















     * Previously filed with the Commission on January 7, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     **   Previously filed with the Commission on August 6, 2002, as
          Exhibit 1.2 to the Registrant's Current Report on Form 8-K (No. 333-73524)